Exhibit 10.07

EXECUTION COPY

MANAGEMENT AGREEMENT

This Management Agreement is made as of February 21, 2008, among Radiation Therapy Services, Inc., a Florida corporation (the “Company”), Radiation Therapy Services Holdings, Inc., a Delaware corporation (“Holdings”), Radiation Therapy Investments, LLC, a Delaware limited liability company (“Investors”) and Vestar Capital Partners, a New York general partnership (“Vestar”).

WHEREAS, Vestar, by and through its officers, employees, agents, representatives and affiliates, has expertise in the areas of corporate management, finance, investment, acquisitions and other matters relating to the business of the Company and its subsidiaries; and

WHEREAS, each of Investors, Holdings and the Company desires to avail itself, for the term of this Agreement, of the expertise of Vestar in the aforesaid areas, in which it acknowledges the expertise of Vestar.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, the parties hereto agree as follows:

1.             Appointment. Each of Investors, Holdings and the Company hereby appoints Vestar to render the advisory and consulting services described in Paragraph 2 hereof commencing upon the Effective Time (as defined in Section 3(b) hereof).

2.             Services. Vestar hereby agrees that commencing upon the Effective Time it shall render to each of Investors, Holdings and the Company (and their subsidiaries) by and through Vestar’s officers, employees, agents, representatives and affiliates as Vestar in its sole discretion shall designate from time to time, advisory and consulting services in relation to the affairs of Investors, Holdings and the Company (and their subsidiaries) in connection with strategic financial planning, and other services not referred to in the next sentence, including, without limitation, advisory and consulting services in relation to the selection, supervision and retention of independent auditors, the selection, retention and supervision of outside legal counsel, and the selection, retention and supervision of investment bankers or other financial advisors or consultants. It is expressly agreed that the services to be performed hereunder shall not include (x) investment banking or other financial advisory services rendered by Vestar and its affiliates to Investors, Holdings and the Company (and their subsidiaries) after the Effective Time in connection with acquisitions, divestitures, refinancings, restructurings and similar transactions by Investors, Holdings and the Company (and their subsidiaries); or (y) full or part-time employment by any of the Company and its subsidiaries of any employee or partner of Vestar and any of its affiliates, in each case, for which Vestar and its respective affiliates shall be entitled to receive additional compensation pursuant to Paragraph 3(c) below.

3.             Fees.

(a)           In consideration of the services contemplated by Paragraph 2, subject to the provisions of Paragraph 6, Investors, Holdings and the Company and their respective successors hereby jointly and severally agree to pay to Vestar an aggregate per annum management fee (the “Fee”) equal to the greater of (i) $850,000 and (ii) an amount per annum equal to 1.00% of Consolidated EBITDA (as defined in the Credit Agreement) before deducting the Fee payable pursuant to this Section 3 (“Adjusted EBITDA”), commencing at the Effective Time. The Fee shall be payable quarterly in advance at the end of the immediately preceding calendar quarter, with an adjustment of the Fee for any fiscal year payable promptly following the determination of Adjusted EBITDA for such fiscal year or on termination of this Agreement. All references to “per annum” or “annual” herein refer to the fiscal year of the Company. The initial Fee shall be pro rated to reflect the portion of the current fiscal year which elapses prior to the Effective Time.

(b)           Investors, Holdings and the Company and their respective successors also hereby jointly and severally agree to pay Vestar at the effective time (the “Effective Time”) of the merger provided for in the Agreement and Plan of Merger dated as of October 19, 2007 among the Company, Holdings, Investors and RTS MergerCo. Inc., a Delaware corporation and a wholly owned subsidiary of Holdings, as amended from time to time in accordance with its terms (the “Merger Agreement”), a transaction fee equal to $10,000,000, plus all Out-of-Pocket Expenses (as defined in Section 4) incurred by Vestar prior to the Effective Time for services rendered by Vestar in connection with the consummation of the merger referred to in the Merger Agreement.

(c)           Investors, Holdings and the Company and their respective successors shall hereby jointly and severally agree to pay or cause to be paid to Vestar (i) a customary fee for any financial advisory or similar services provided by it and/or its affiliates in connection with a Sale of the Company (as defined in that certain Securityholders Agreement, dated as of the date hereof, by and among Investors and certain of the securityholders of Investors from time to time party thereto, as the same may be amended, modified or restated from time to time (the “Securityholders Agreement”)) and (ii) customary and reasonable fees for any other transaction relating to any acquisition, divestiture or other transaction by or involving Investors, Holdings, the Company or any of their respective subsidiaries (other than acquisitions of assets by the Company in the ordinary course of business as part of its growth strategy) or for any other services; provided, that the specific amount of any fee payable to Vestar and/or its affiliates pursuant to this Paragraph 3(c)(ii) shall be approved by the affirmative vote of a majority of the Management Managers (as defined in the Securtityholders Agreement).

(d)           Notwithstanding anything in the contrary contained herein, the Company shall accrue but not pay the advisory fee for so long as and to the extent any such payment is prohibited under any financing agreements entered into by the Company, provided that the Company shall pay any accrued Advisory Fee deferred under this Section 3(c) promptly at such time and to the extent that such payment is no longer prohibited under any such financing agreement; provided that interest will accrue on all such due and unpaid Advisory Fees at the Default Rate until such Advisory Fees are paid, and such interest shall compound annually. The “Default Rate” shall be, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the weighted average of the rates on overnight federal funds transaction with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the business day next succeeding such day, provided that if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day. “Business

Day” shall mean any day other than a Saturday, Sunday and any day which is a legal holiday under the Laws of the State of New York or is a day on which banking institutions located in the State of New York are authorized or required by Law or other governmental action to close.

4.             Reimbursements. In addition to the Fee, Investors, Holdings and the Company hereby jointly and severally agree, at the direction of Vestar, to pay directly or reimburse Vestar for its reasonable Out-of-Pocket Expenses incurred after the Effective Time in connection with the services provided to Investors, Holdings and the Company (and their subsidiaries) pursuant to Paragraph 2 hereof. For the purposes of this Agreement, the term “Out of Pocket Expenses” shall mean the amounts paid by or on behalf of Vestar in connection with the services contemplated hereby, including reasonable (i) fees and disbursements of any independent professionals and organizations, including independent auditors and outside legal counsel, investment bankers or other financial advisors or consultants, (ii) costs of any outside services or independent contractors, such as financial printers, couriers, business publications or similar services, and (iii) transportation, per diem, telephone calls, word processing expenses or any similar expense not associated with its ordinary operations. All reimbursements for Out-of-Pocket Expenses shall be made promptly upon or as soon as practicable after presentation by Vestar of the statement in connection therewith.

5.             Indemnification. Investors, Holdings and the Company hereby jointly and severally agree to indemnify and hold harmless Vestar, and its affiliates and partners, members, officers, directors, employees, agents, representatives and stockholders (each being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities of whatever kind or nature, joint or several, absolute, contingent or consequential, to which such Indemnified Party may become subject under any applicable federal or state law, or any claim made by any third party, or otherwise, to the extent they relate to or arise out of the services contemplated by this Agreement or the engagement of Vestar pursuant to, and the performance by Vestar of the services contemplated by, this Agreement. Investors, Holdings and the Company hereby jointly and severally agree to reimburse any Indemnified Party for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim for which the Indemnified Party would be entitled to indemnification under the terms of the previous sentence, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party hereto. Investors, Holdings and the Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted primarily from the gross negligence or willful misconduct of Vestar. None of Investors, Holdings and the Company shall be obligated to make any payment to Vestar hereunder unless and until the Effective Time has occurred.

6.             Term. This Agreement shall become effective as of the Effective Time and shall terminate upon the earlier to occur of (i) the termination of the Merger Agreement, (ii) such time after the Effective Time as Vestar Capital Partners V, L.P., a Delaware limited partnership, and the partners therein and the affiliates thereof, in the aggregate, hold directly or indirectly through Investors and Holdings, or otherwise, less than 20% of the voting power of the Company’s outstanding voting stock, (iii) the consummation of an initial Public Offering (as defined in the Securityholders Agreement dated February 21, 2008 by and among Investors and the parties thereto; hereinafter the “Securityholders Agreement”), or (iv) a Sale of the Company (as defined in the Securityholders Agreement). The provisions of Paragraphs 4, 5, 7 and 8 and the joint and several obligation of Investors, Holdings and the Company to pay Fees accrued during the term of this Agreement pursuant to Section 2 shall survive the termination of this Agreement.

7.             Permissible Activities. Nothing herein shall in any way preclude Vestar or its partners, members, officers, employees or affiliates from engaging in any business activities or from performing services for its or their own account or for the account of others, including for companies that may be in competition with the business conducted by the Company.

8.             General.

(a)           No amendment or waiver of any provision of this Agreement, or consent to any departure by either party from any such provision, shall in any event be effective unless the same shall be in writing and signed by the parties to this Agreement and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)           Any and all notices hereunder shall, in the absence of receipted hand delivery, be deemed duly given when mailed, if the same shall be sent by registered or certified mail, return receipt requested, and the mailing date shall be deemed the date from which all time periods pertaining to a date of notice shall run. Notices shall be addressed to the parties at the following addresses:

If to Vestar:	Vestar Capital Partners 245 Park Avenue, 41st Floor New York, New York 10167 Attention: General Counsel
If to Investors, Holdings or the Company:	Radiation Therapy Investments, LLC c/o Vestar Capital Partners V, L.P. 245 Park Avenue, 41st Floor New York, NY 10167 Attention: James L. Elrod, Jr. Facsimile: (212) 808-4922
In any case, with copies to:	Kirkland & Ellis Citigroup Center 153 E. 53rd Street New York, NY 10022 Attention: Michael Movsovich Facsimile: (212) 446-4900

(c)           This Agreement shall constitute the entire Agreement between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

(d)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. THE PARTIES TO THIS AGREEMENT HEREBY AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. This Agreement shall inure to the benefit of, and be binding upon, Vestar, the Indemnified Parties, Investors, Holdings, the Company and their respective successors and assigns.

(e)           EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE

(f)            This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each set of counterparts showing execution by all parties shall be deemed an original, but all of which shall constitute one and the same instrument.

(g)           The waiver by any party of any breach of this Agreement shall not operate as or be construed to be a waiver by such party of any subsequent breach.

IN WITNESS WHEREOF, the parties have caused this Management Agreement to be executed and delivered by their duly authorized officers or agents as set forth below.

VESTAR CAPITAL PARTNERS

By:	/s/ Jack M. Feder, Esq.
	Name:	Jack M. Feder, Esq.
	Title:	Managing Director and General Counsel

RADIATION THERAPY SERVICES, INC.

By:
Name:
Title:

RADIATION THERAPY SERVICES HOLDINGS, INC.

By:
Name:
Title:

RADIATION THERAPY INVESTMENTS, LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Management Agreement to be executed and delivered by their duly authorized officers or agents as set forth below.

VESTAR CAPITAL PARTNERS

By:
	Name:	Jack M. Feder, Esq.
	Title:	Managing Director and General Counsel

RADIATION THERAPY SERVICES, INC.

By:	/s/ David N.T. Watson
	Name:	David N.T.Watson
	Title:	Chief Financial Officer

RADIATION THERAPY SERVICES HOLDINGS, INC.

By:
Name:
Title:

RADIATION THERAPY INVESTMENTS, LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Management Agreement to be executed and delivered by their duly authorized officers or agents as set forth below.

VESTAR CAPITAL PARTNERS

By:
	Name:	Jack M. Feder, Esq.
	Title:	Managing Director and General Counsel

RADIATION THERAPY SERVICES, INC.

By:
Name:
Title:

RADIATION THERAPY SERVICES HOLDINGS, INC.

By:	/s/ Eric L. Russell
	Name:	Eric L. Russell
	Title:	Vice President

RADIATION THERAPY INVESTMENTS, LLC

By:	/s/ Eric L. Russell
	Name:	Eric L. Russell
	Title:	Vice President